TO THE STOCKHOLDERS


For the six months ended April 30, 2002, Seligman Quality Municipal Fund delivered a total return of 0.84% based on market price, and 0.35% based on net asset value. The Fund's annual distribution rate at April 30, 2002, based on the current monthly dividend and market price, was 5.58%. This was equivalent to a taxable yield of 9.09%, based on the maximum federal tax bracket of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.13% to 2.00%.

     Economic news was increasingly positive over the past six months. The Commerce Department reported that the economy grew at a 5.8% annualized rate in the first quarter of 2002, up from a 1.7% annualized pace in the fourth quarter of 2001. Industrial production increased, and consumer confidence was strong. Encouraged that the economy has turned the corner, the Federal Reserve Board adopted a neutral monetary stance. Because the strength and timing of the recovery is still uncertain, the Fed hinted that it would probably not raise rates over the near term.

     As prospects for the economy improved, yields for both US Treasury bonds and municipal bonds increased. During the six-month period, the yield on the 10-year Treasury bond rose from 4.30% to 5.11%, while the yield on the one-year Treasury rose from 2.07% to 2.35%. Municipal yields were more stable than Treasury yields during this time, rising less than 25 basis points during the same time period.

     While 2001's recession was considered mild by historical standards, it nonetheless created difficulties for the nation's states and municipalities. Many are grappling with budget deficits, decreased tax revenues, and increased demand for services. Most have responded by raising taxes, cutting spending, and drawing on reserves. An economic rebound would likely help to alleviate these budgetary pressures.

     Looking ahead, we anticipate that interest rates will remain fairly stable over the near term. If economic acceleration does prompt the Fed to raise interest rates later in the year, we think that any such increase would be small. Continued high productivity levels should keep inflation at bay.

     Given the economic weakness, we are closely monitoring the credit quality of the various states. However, it is important to remember that the Fund maintains a high-quality portfolio, 80% of which must be in AAA-rated bonds, the highest rating available. We believe this approach will help insulate the Fund from any deterioration in credit trends.

     The Fund's Annual Stockholders' Meeting was held on May 14, 2002 in New York City. At the meeting, four directors were elected, and the selection of Deloitte & Touche LLP as auditors was ratified. For complete details of the vote, please refer to page 3 of this report. In addition, on May 16, 2002, the Fund's Board of Directors approved a $0.0063 increase in the monthly dividend per share payable to Common Stockholders. The new monthly dividend for the Fund will be $0.0625 per share, effective June 2002.

     Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and unaudited financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                              /s/ Thomas G. Moles

                              Thomas G. Moles
                              President

May 31, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING THE SIX MONTHS ENDED APRIL 30, 2002?

A: Over the past six months, municipal bonds exhibited a greater degree of stability than US Treasury bonds. Long-term municipal yields fluctuated within a half-point trading range, while 10-year and 30-year Treasury bonds experienced more than twice the volatility. At the start of Seligman Quality Municipal Fund's first fiscal quarter, long-term municipal yields fell to the lowest level of the period in response to the Treasury Department's elimination of 30-year bond sales. During the second fiscal quarter, an increasingly optimistic economic outlook reignited inflation concerns, sending municipal bond yields to a six-month high. The increase in yields would prove temporary as economic reports began to moderate, and yields trended modestly lower for the remainder of the period. At April 30, 2002, long-term municipal yields were modestly higher than at the Fund's fiscal year-end on October 31, 2001.

     After an exceptionally strong year in 2001, municipal bond issuance continues to expand. Year-to-date through April 30, volume increased by 10% versus the same period last year. The current level of interest rates continues to support refunding activity. Refunding bonds, which are issued to retire higher-cost debt obligations, represented one-quarter of total volume, unchanged from last year. The municipal market had little difficulty absorbing the new supply, particularly those deals that were priced and structured to attract investors. Demand for municipal securities has also been strong, spurred by attractive taxable equivalent yields, as well as by disappointing equity market returns. For most of the past six months, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, actually exceeded yields on the 10-year Treasury bond.

     The US recession left many states and municipalities facing budget deficits due to sharply lower tax receipts and growing demand for services. Still, most issuers have managed to maintain their credit rating. According to the major rating agencies, credit trends continued to improve through the end of March 2002, albeit at a declining rate. However, downgrade actions are likely to accelerate going forward despite the improving economic outlook. Revenue receipts continue to fall significantly short of estimates, while the degree to which government expenditures can be reduced is limited.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A: Over the past six months, the municipal yield curve remained steeply sloped, with the long end of the market offering the highest yields. Therefore, municipal bonds with maturity dates of 30-40 years were purchased. Cash positions were kept to a minimum due to the prevailing low yield environment. In addition, we continued to focus on improving the call protection of the Fund by concentrating purchases in municipal bonds with a minimum of 10 years of call protection. The Fund's sector diversification was improved through the purchase of bonds in sectors not previously represented. Currently, housing and transportation remain the Fund's largest sectors. Holdings in the housing sector are limited to state housing agencies due to their overall

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Quality Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.
--------------------------------------------------------------------------------
     superior financial performance. Historically, transportation has proven to be an exceptionally stable sector with positive credit trends. Unfortunately, however, the nation's airlines and airports continue to struggle with reduced passenger volume since September 11, leaving the sector at risk of further deterioration. The Fund owns several airport credits, all of which are insured and rated AAA, the highest rating available.

Q:   WHAT IS YOUR OUTLOOK?

A: We anticipate that the US economy will expand at a moderate pace for the remainder of 2002. The recovery, however, is not without risks. In particular, the Middle East crisis and higher oil prices, as well as the growing federal budget deficit, could slow economic growth. Further, states and municipalities face considerable challenges in the months to come as they struggle to balance their budgets. A strong rebound in 2002 would go a long way toward alleviating the negative effects of the recession and easing budgetary pressures.

     Given our expectations for a mild recovery, we expect long-term interest rates to remain stable going forward. If, however, the economy accelerates quickly, renewed inflation concerns could prompt an increase in yields. Still, any increase in interest rates will likely be modest, constrained by considerable slack remaining in the economy, as well as a continuation of remarkable productivity gains.

--------------------------------------------------------------------------------
PROXY RESULTS

Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 14, 2002, in New York, New York. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
Election by Holders of Preferred Shares:

                                 FOR              WITHHELD
                             ------------       ------------
   Betsy S. Michel               472                 0
   James N. Whitson              472                 0

Election by Holders of Preferred Shares and Common Shares:

                                 FOR              WITHHELD
                             ------------       ------------
   Paul C. Guidone           4,392,299             60,661
   John E. Merow             4,392,999             59,961

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2002:

                                 FOR               AGAINST             ABSTAIN
                             ------------       ------------        ------------
                             4,366,422             48,529               38,010

INVESTMENT RESULTS PER COMMON SHARE (unaudited)

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED APRIL 30, 2002

                                                            AVERAGE ANNUAL
                                                       -------------------------
                                 THREE       SIX        ONE     FIVE       TEN
                                MONTHS     MONTHS      YEAR     YEARS     YEARS
                                ------     ------      -----    -----    -------
         Market Price**        (1.68)%      0.84%      7.81%    4.84%     6.21%
         Net Asset Value**      1.01        0.35       7.90     6.64      7.91

PRICE PER SHARE

                           APRIL 30, 2002    JANUARY 31, 2002   OCTOBER 31, 2001
                           --------------    ----------------   ----------------
         Market Price          $12.23            $12.61              $12.59
         Net Asset Value        13.92             13.97               14.40

DIVIDEND AND CAPITAL GAIN INFORMATION

FOR THE SIX MONTHS ENDED APRIL 30, 2002

                                                         CAPITAL GAIN
                                              ----------------------------------
                           +DIVIDENDS PAID+    PAID      REALIZED    UNREALIZED
                            --------------    ------     --------    ----------
                               $0.346         $0.119      $0.018       $0.479++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at April 30, 2002, was 5.58%, which is equivalent to a taxable yield of 9.09% based on the maximum federal tax rate of 38.6%.

    -----------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

  * Returns for periods of less than one year are not annualized.

 ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.

  + Preferred Stockholders were paid dividends at annual rates ranging from 1.13% to 2.00%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders.

 ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2002.

PORTFOLIO OF INVESTMENTS (unaudited)                              APRIL 30, 2002

----------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                    RATINGS
STATE#                      AMOUNT                   MUNICIPAL BONDS                               MOODY'S/S&P        MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--7.3%             $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                         Warrants), 5.125% due 2/1/2039 ........................      Aaa/AAA          $ 4,819,500
ALASKA--9.7%               2,000,000   Alaska Energy Authority Power Rev. (Bradley Lake
                                         Hydroelectric Project), 6% due 7/1/2021 ...............      Aaa/AAA            2,244,620
                           4,000,000   Alaska Housing Finance Corporation Mortgage
                                         Rev., 6% due 12/1/2040 ................................      Aaa/AAA            4,100,080
CALIFORNIA--23.6%          4,000,000   Foothill/Eastern Transportation Corridor Agency Toll
                                         Road Rev., 5.75% due 1/15/2040 ........................     Baa3/BBB-           4,008,440
                           1,500,000   Los Angeles Regional Airports Improvement
                                         Corporation Facilities Rev. (LAXFUEL Corporation),
                                         5.50% due 1/1/2032* ...................................      Aaa/AAA            1,474,035
                           5,000,000   San Diego Public Facilities Financing Authority Sewer
                                         Rev., 5% due 5/15/2029 ................................      Aaa/AAA            4,862,650
                           5,000,000   San Francisco City and County Airports Commission
                                         Rev. (International Airport), 5.80% due 5/1/2021* .....      Aaa/AAA            5,142,400
ILLINOIS--7.3%             5,000,000   Illinois Educational Facilities Authority Rev.
                                         (University of Chicago), 5.125% due 7/1/2038 ..........      Aa1/AA             4,721,550
KANSAS--4.7%               3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                         Electric Company Project), 7% due 6/1/2031 ............      Aaa/AAA            3,095,250
LOUISIANA--1.4%              760,000   Louisiana Public Facilities Authority Hospital Rev.
                                         (Southern Baptist Hospitals, Inc. Project),
                                         8% due 5/15/2012+ .....................................      NR/AAA               907,721
MASSACHUSETTS--17.5%       4,000,000   Massachusetts Development Finance Agency Rev.
                                         (WGBH Educational Foundation),
                                         5.75% due 1/1/2042 ....................................      Aaa/AAA            4,363,960
                           4,000,000   Massachusetts Health & Educational Facilities
                                         Authority Rev. (New England Medical Center),
                                         6.625% due 7/1/2025 ...................................      Aaa/AAA            4,104,160
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                         (Residential Development), 6.875% due 11/15/2021 ......      Aaa/AAA            3,062,970
MICHIGAN--3.7%             2,500,000   Harper Creek Community School District GOs,
                                         5.125% due 5/1/2031 ...................................      Aaa/AAA            2,435,550
MINNESOTA--0.8%              500,000   Minneapolis - Saint Paul Metropolitan Airports
                                         Commission Rev., 5.75% due 1/1/2032 ...................      Aaa/AAA              524,645
MISSOURI--4.3%             2,740,000   Missouri Housing Development Commission Rev.
                                         (Single Family Mortgage), 6.375% due 9/1/2031* ........      NR/AAA             2,850,203
MONTANA--3.4%              2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                         Power & Light Co.), 7.25% due 8/1/2021* ...............      Aaa/AAA            2,272,503
NEW YORK--20.2%            3,000,000   Metropolitan Transportation Authority Rev.
                                         (Commuter Facilities), 6.10% due 7/1/2026(o) ..........      Aaa/AAA            3,439,050
                           1,875,000   New York City GOs, 6.25% due 4/15/2027 ..................       A2/A              2,010,787
                             230,000   New York City GOs, 6.25% due 4/15/2027(o) ...............       Aaa/A               265,011
                           5,000,000   New York City Municipal Water Finance Authority
                                         (Water & Sewer System Rev.), 5.75% due 6/15/2026 ......      Aaa/AAA            5,206,150

                           2,125,000   New York State Thruway Authority General Rev.,
                                         6% due 1/1/2025(o) ....................................      Aaa/AAA            2,353,841

----------

See footnotes on page 6.

PORTFOLIO OF INVESTMENTS (unaudited) (continued)                  APRIL 30, 2002

----------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                    RATINGS
STATE#                      AMOUNT                   MUNICIPAL BONDS                               MOODY'S/S&P        MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--8.0%        $5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* .........      Aaa/AAA          $ 5,241,150
TEXAS--7.5%                3,000,000   Dallas Area Rapid Transit Sales Tax Rev.,
                                         5% due 12/1/2031 ......................................      Aaa/AAA            2,827,800
                           2,000,000   Matagorda County Navigation District No. 1 Pollution
                                         Control Rev. (Central Power and Light Co. Project),
                                         6.125% due 5/1/2030* ..................................      Aaa/AAA            2,085,980
VIRGINIA--8.2%             2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                         (Route 895 Connector), 5.50% due 8/15/2028 ............     Baa3/BBB-           1,802,550
                           3,500,000   Virginia Housing Development Authority (Multi-
                                         Family Housing), 7% due 11/1/2012 .....................      Aa1/AA+            3,575,635
WASHINGTON--14.1%          2,000,000   Chelan County Public Utility District No. 001
                                         (Chelan Hydro Consolidated System Rev.),
                                         5.25% due 7/1/2033* ...................................      Aaa/AAA            1,895,900
                           2,000,000   Chelan County Public Utility District No. 001
                                         Construction Rev. (Chelan Hydro),
                                         5.60% due 1/1/2036* ...................................      Aaa/AAA            2,008,300
                           5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ..............      Aaa/AAA            5,333,750
WISCONSIN--6.2%            4,000,000   Wisconsin Housing & Economic Development
                                         Authority Housing Rev., 6.85% due 11/1/2012 ...........      Aaa/AAA            4,085,600
                                                                                                                       -----------
TOTAL MUNICIPAL BONDS (Cost $94,859,217)--147.9%                                                                        97,121,741
VARIABLE RATE DEMAND NOTES (Cost $100,000)--0.2%                                                                           100,000
OTHER ASSETS LESS LIABILITIES--3.1%                                                                                      2,049,833
PREFERRED STOCK--(51.2)%                                                                                               (33,600,000)
                                                                                                                       -----------
NET ASSETS FOR COMMON STOCK--100.0%                                                                                    $65,671,574
                                                                                                                       ===========

----------

  # The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock which do not include the net assets attributable to Preferred Stock of the Fund.

  * Interest income earned from this security is subject to the federal alternative minimum tax.

  + Escrowed-to-maturity security.

(o) Pre-refunded security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)                   APRIL 30, 2002


ASSETS:
Investments at value:
   Long-term holdings (cost $94,859,217) ...........   $97,121,741
   Short-term holdings (cost $100,000) .............       100,000   $97,221,741
                                                       -----------
Cash .............................................................        76,492
Interest receivable ..............................................     2,073,698
Receivable for securities sold ...................................        85,372
Expenses prepaid to stockholder service agent ....................         9,143
Other ............................................................        14,370
                                                                     -----------
TOTAL ASSETS .....................................................    99,480,816
                                                                     -----------
LIABILITIES:
Payable to the Manager ...........................................        52,771
Payable for Common Stock repurchased .............................        18,405
Accrued expenses and other .......................................       138,066
                                                                     -----------
TOTAL LIABILITIES ................................................       209,242
                                                                     -----------
PREFERRED STOCK:
Preferred Stock Series TH, $0.01 par value,
  liquidation preference and asset coverage
  per share -- $50,000 and $147,726,
  respectively; Shares authorized and outstanding--
  1,000 and 672, respectively ....................................    33,600,000
                                                                     -----------
NET ASSETS FOR COMMON STOCK ......................................   $65,671,574
                                                                     ===========
COMPOSITION OF NET ASSETS:
Common Stock, $0.01 par value: Shares authorized--
  49,999,000; issued and outstanding--4,719,187 ..................   $    47,192
Additional paid-in capital .......................................    62,553,002
Undistributed net investment income ..............................       718,722
Undistributed net realized gain ..................................        90,134
Net unrealized appreciation of investments .......................     2,262,524
                                                                     -----------
NET ASSETS FOR COMMON STOCK ......................................   $65,671,574
                                                                     ===========
NET ASSETS PER SHARE OF COMMON STOCK
  (Market value $12.23) ..........................................        $13.92
                                                                          ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)      FOR THE SIX MONTHS ENDED APRIL 30, 2002

INVESTMENT INCOME:
INTEREST .........................................................   $2,816,055

EXPENSES:
Management fee .......................................  $  320,664
Stockholder account and registrar services ...........      62,252
Auditing and legal fees ..............................      43,321
Auction agent fee ....................................      41,605
Stockholder reports and communications ...............      27,490
Custody and related services .........................      13,194
Stockholders' meeting ................................      13,141
Directors' fees and expenses .........................       5,855
Miscellaneous ........................................       2,696
                                                        ----------
TOTAL EXPENSES ...................................................      530,218
                                                                     ----------
NET INVESTMENT INCOME ............................................    2,285,837
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments .....................      83,158
Net change in unrealized appreciation
  of investments .....................................  (2,220,026)
                                                        ----------
NET LOSS ON INVESTMENTS ..........................................   (2,136,868)
                                                                     -----------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ..........................     (260,400)
                                                                     -----------
DECREASE IN NET ASSETS FROM OPERATIONS ...........................   $ (111,431)
                                                                     ==========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (unaudited)


                                                      SIX MONTHS      YEAR
                                                         ENDED        ENDED
                                                       APRIL 30,    OCTOBER 31,
                                                         2002          2001
                                                      -----------   -----------
OPERATIONS:
Net investment income ..............................  $ 2,285,837   $ 4,648,242
Net realized gain on investments ...................       83,158       562,184
Net change in unrealized
  appreciation/depreciation of investments .........   (2,220,026)    3,237,433
Dividends to Preferred Stockholders
  (per share: $387.50 and $1,692.63) ...............     (260,400)   (1,137,447)
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ..................................     (111,431)    7,310,412
                                                      -----------   -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income
  (per share: $0.346 and $0.691) ...................   (1,630,434)   (3,260,208)
Net realized long-term gain on investments
  (per share: $0.119 and $0.069) ...................     (561,999)     (325,695)
                                                      -----------   -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
  COMMON STOCKHOLDERS ..............................   (2,192,433)   (3,585,903)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued in
  payment of dividends (20,675 and 44,321 shares) ..      256,740       540,848
Value of shares of Common Stock issued
  in payment of gain distribution
  (8,389 and 4,839 shares) .........................      103,017        56,798
Cost of shares purchased for investment plan
  (29,327 and 50,270 shares) .......................     (364,826)     (613,433)
                                                      -----------   -----------
DECREASE IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS ...............................       (5,069)      (15,787)
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS ..................   (2,308,933)    3,708,722

NET ASSETS:
Beginning of period ................................   67,980,507    64,271,785
                                                      -----------   -----------
END OF PERIOD (including undistributed net
  investment income of $718,722 and
  $231,010, respectively) ..........................  $65,671,574   $67,980,507
                                                      ===========   ===========

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities.

D. DISTRIBUTIONS TO STOCKHOLDERS-- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

          The treatment for financial reporting purposes of distributions made during the year from net investment income or net gains realized may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002, amounted to $5,748,805 and $3,300,350, respectively.

     At April 30, 2002, the cost of investments for federal income tax purposes was $94,846,671. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $112,546. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,447,135 and $1,072,065, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended April 30, 2002, 29,327 shares were purchased in the open market at a cost of $364,826, which represented a weighted average discount of 10.28% from the net asset value of those acquired shares. A total of 29,064 shares were issued to Plan participants during this period for proceeds of $359,757, a weighted average discount of 10.69% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended April 30, 2002.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

NOTES TO FINANCIAL STATEMENTS (unaudited)

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     In accordance with Emerging Issues Task Force Topic No. D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its Preferred Stock outside of permanent equity in the Net Asset section of the Statement of Assets and Liabilities. In addition, distributions to Preferred Stockholders are now classified as a component of the "Increase (Decrease) in Net Assets from Operations" in the Statements of Operations and of Changes in Net Assets and as a component of the "Total from Investment Operations" in the Financial Highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the Net Assets for Common Stock of the Fund.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net investment assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $38,630 for stockholder account services in accordance with a methodology approved by the Fund's directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at April 30, 2002, of $14,826 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $92,709 increase to cost of securities and undistributed net investment income and a corresponding $92,709 decrease in net unrealized appreciation, based on securities held by the Fund on October 31, 2001.

     The effect of this change for the six months ended April 30, 2002 (for financial reporting purposes only), was to increase net investment income by $39,391; decrease net realized gain on investments by $19,554, and increase net change in unrealized appreciation by $19,837. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

FINANCIAL HIGHLIGHTS (unaudited)

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

     "Total investment return" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, and taxes investors may incur on Fund distributions or on the sale of Fund shares. Total investment return for periods of less than one year is not annualized.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                 SIX MONTHS                    YEAR ENDED OCTOBER 31,
                                                    ENDED      -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   4/30/02      2001        2000       1999        1998        1997
                                                   -------     ------      ------     ------      ------      ------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                        $14.40      $13.62      $13.55     $15.47      $15.35      $15.18
                                                   ------      ------      ------     ------      ------      ------
Net investment income                                0.48        0.99        1.02       1.01        1.05        1.09
Net realized and unrealized
  investment gain (loss)                            (0.43)       0.79        0.42      (1.57)       0.51        0.43
Dividends paid from net investment
  income to Preferred Stockholders                  (0.06)      (0.24)      (0.30)     (0.25)      (0.27)      (0.26)
                                                   ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT
  OPERATIONS                                        (0.01)       1.54        1.14      (0.81)       1.29        1.26
                                                   ------      ------      ------     ------      ------      ------
LESS DISTRIBUTIONS TO COMMON
  STOCKHOLDERS:
Dividends paid from net investment
  income                                            (0.35)      (0.69)      (0.72)     (0.76)      (0.78)      (0.83)
Dividends in excess of net investment
  income                                               --          --       (0.06)     (0.04)      (0.12)      (0.11)
Distributions from net gain realized                (0.12)      (0.07)      (0.29)     (0.31)      (0.27)      (0.15)
                                                   ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS TO COMMON
  STOCKHOLDERS                                      (0.47)      (0.76)      (1.07)     (1.11)      (1.17)      (1.09)
                                                   ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                     $13.92      $14.40      $13.62     $13.55      $15.47      $15.35
                                                   ======      ======      ======     ======      ======      ======
MARKET VALUE, END OF PERIOD                        $12.23      $12.59      $11.50     $11.4375    $15.5625    $15.00
                                                   ======      ======      ======     ========    ========    ======

FINANCIAL HIGHLIGHTS (unaudited)

                                               SIX MONTHS                    YEAR ENDED OCTOBER 31,
                                                  ENDED      ------------------------------------------------------
                                                 4/30/02       2001        2000       1999        1998        1997
                                                 -------     -------     -------    -------     -------     -------
TOTAL INVESTMENT RETURN:
Based upon market value                            0.84%      16.52%      10.29%   (20.38)%      12.04%      13.42%
Based upon net asset value                         0.35%      12.52%      10.26%    (5.11)%       8.84%       8.95%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets(o)                             1.07%+      1.05%       1.05%      1.12%       1.11%       1.11%
Expenses to average net assets for
  Common Stock                                     1.62%+      1.58%       1.62%      1.67%       1.63%       1.65%
Net investment income to average
  net investment assets++(o)                       4.63%+      4.66%       4.98%      4.61%       4.67%       4.88%
Net investment income to average net
  assets for Common Stock++                        7.00%+      7.03%       7.64%      6.85%       6.85%       7.21%
Portfolio turnover rate                            3.97%      11.72%      11.15%     17.66%      14.17%      16.74%
NET ASSETS, END OF PERIOD
  (000s omitted)                                 $65,672     $67,981     $64,272    $63,972     $72,619     $71,416

----------
  + Annualized.

 ++ The effects of the accounting change in Note 6, for the six months ended
    April 30, 2002, were to increase the ratios of net investment income to average net investment assets and to average net assets for Common Stock from 4.55% to 4.63%, and from 6.88% to 7.00%, respectively. The per share operating performance and ratios for periods prior to November 1, 2001, have not been restated.

(o) Average net investment assets includes the value of Preferred Stock.

See Notes to Financial Statements.

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and
   Diplomacy at Tufts University

PAUL C. GUIDONE* (1)
CHIEF INVESTMENT OFFICER,
   J. & W. Seligman & Co. Incorporated

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic Development

FRANK A. MCPHERSON (3,4)
DIRECTOR, Conoco Inc.
DIRECTOR, Integris Health

JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY+ (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2,4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------

* Elected May 14, 2002.
+ Retired May 14, 2002.
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS           AUDREY G. KUCHTYAK      LAWRENCE P. VOGEL
CHAIRMAN                    VICE PRESIDENT          VICE PRESIDENT AND TREASURER

THOMAS G. MOLES             THOMAS G. ROSE          FRANK J. NASTA
PRESIDENT                   VICE PRESIDENT          SECRETARY

EILEEN A. COMERFORD
VICE PRESIDENT


--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER                                IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated    (800) 874-1092   Stockholder Services
100 Park Avenue                        (212) 682-7600   Outside the
New York, NY 10017                                      United States
                                       (800) 622-4597   24-Hour Automated
GENERAL COUNSEL                                         Telephone Access Service
Sullivan &Cromwell

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

                                    SELIGMAN
                               --------<>--------

                                     QUALITY
                               --------<>--------
                                    MUNICIPAL
                                   FUND, INC.



                               [GRAPHIC OMITTED]



                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

                                              CESQF3b 4/02


                                     [LOGO]

                                 MID-YEAR REPORT
                                 APRIL 30, 2002